Nicholas Fixed Income Alternative ETF Trading Symbol: FIAX listed on NYSE Arca, Inc. Summary Prospectus February 27, 2026 www.nicholasx.com/fiax

Before you invest, you may want to review the Nicholas Fixed Income Alternative ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated February 27, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.nicholasx.com/fiax. You can also get this information at no cost by calling at (855) 563-6900 or by sending an e-mail request to contact@nicholasx.com.

Investment Objective

The Nicholas Fixed Income Alternative ETF (the “Fund”) seeks current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Expense Example below.

Annual Fund Operating Expenses (1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (includes interest expense)	0.02%
Total Annual Fund Operating Expenses	0.97%

(1)	The Fund’s investment adviser, Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, will pay, or require a third party to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) and litigation expenses and other non-routine or extraordinary expenses.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$99	$309	$536	$1,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 262%  of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to provide income using short-term U.S. Treasury fixed income securities and a “defined risk option premium.” The Fund’s defined risk option premium strategy uses options on ETFs and securities indices across multiple asset classes (e.g., equities, commodities, fixed income). The Fund’s option positions will be comprised of vertical credit spreads and vertical debit spreads (described more below) that aim to capture a premium representing a combination of dividends and growth of the underlying assets.

Through the defined risk option premium strategy, two options transactions are paired together in order to create a “defined risk” trade that caps the maximum possible gains and losses from the outset. As described below, the maximum risk level of an individual option spread used by the Fund will generally vary from 1% to 3% depending on the time to expiration of the options.

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Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in U.S. Treasury fixed income securities. The Fund’s “80%” policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

While the Fund seeks to provide current income pursuant to its investment objective, a portion (sometimes significant) of the Fund’s distributions may be classified as return of capital (“ROC”) for financial or tax reporting purposes. Generally speaking, ROC refers to the portion of a distribution from an investment that represents a return of the original investment (principal) rather than income or profit. Accordingly, such distributions do not necessarily reflect the Fund’s income or yield. See the prospectus section titled “Additional Information About the Funds” for more information about option premiums and ROC.

Vertical Spread Strategy

As noted above, the Fund seeks to achieve its investment objective primarily by entering into options transactions that are either vertical credit spread transactions or vertical debit spread transactions.

Terms Explained:

●	“Vertical” means that the options purchased and written are in the same expiration cycle on the same underlying asset, but at different exercise (“strike”) prices.

In each vertical spread transaction, the Fund would simultaneously purchase and write (sell) put or call options on other ETFs or securities indices. In particular, the Fund will purchase and sell a combination of standardized exchange-traded and FLexible EXchange® (“FLEX”) call and put option contracts.

Terms Explained:

●	A put is an option contract that gives the owner the right (but not the obligation) to sell a specified amount of an underlying asset at a set price within a specified time.

●	A call is an option contract that gives the owner the right (but not the obligation) to buy a specified amount of an underlying security at a specified price within a specified time.

●	Standardized exchange-traded options include standardized terms.

●	FLEX options are also exchange-traded, but they allow for customizable terms (e.g., the strike price can be negotiated).

To initiate a debit spread transaction, the Fund would buy an option closer to the money and sell another option further out-of-the-money. To initiate a credit spread transaction, the Fund would do the opposite — buy an option further from the money while selling another option closer to the money.

Terms Explained:

●	An “out of the money” call option has a strike price that is higher than the market price of the underlying asset.

●	An “out of the money” put option has a strike price that is lower than the market price of the underlying asset.

The Fund’s returns are primarily driven by the premiums received by the Fund when writing options (puts or calls) from purchasers seeking protection below a certain level of asset decline (through a put) or seeking participation in the asset price increase above a certain level (through a call). For credit spreads, the premiums of the put spreads sold (credit spread) have extrinsic value that includes any dividends paid between execution of the trade (i.e., the opening of the spread) and the expiration of the spreads. For debit spreads, buying a call spread with the long call near the money and short call out of the money creates a position that seeks to capture the potential upside of the underlying asset (growth).

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Defined Risk Attributes

As noted above, the Fund’s use of vertical credit and debit spreads provides defined risk levels.

Defined Risk of Credit Spreads: For credit spreads, the risk of loss is the difference in strike prices between the two options in the spread. The Fund will enter into only those credit spreads with a 1% to 3% difference in strike prices.

Example: For credit spreads, the premiums of the put spreads sold have extrinsic value that includes the dividends paid between the execution of the trade (opening the spread) and the expiration of the spread. In particular, the maximum loss is calculated as follows: (A) 100, multiplied by (B) the number of spreads, multiplied by (C) the distance between the strike prices minus the premium received. Market losses to the Fund would occur if the underlying assets moved below the nearer to the money strike price. For example, if the Fund sold 10 credit put spreads on XYZ with strike prices of 100 (short leg) and 98 (long leg) for a .50 cent credit when XYZ is trading at 100. The maximum loss would be $1500 (i.e., 100*10*(2-0.5) = $1,500). This spread cannot lose more than $1,500. This loss would occur if XYZ traded from 100 to 98 and closed at or below 98 at expiration.

Defined Risk of Debit Spreads: For debit spreads, the maximum loss is the amount of premiums paid. Similarly, the Fund will enter into debit spreads only if the premiums paid to enter into such spreads is less than 3% of the notional value of the spread.

Portfolio Construction

The Fund will enter into particular debit spread transactions and/or credit spread transactions based upon the view of the Adviser and/or the Fund’s sub-adviser, Nicholas Wealth, LLC (the “Sub-Adviser” or “Nicholas Wealth”), of the transaction’s risk/return profile and its view of the underlying metrics. The Adviser’s and Sub-Adviser’s selection of option positions will be based on their outlook of the broader economic and market environments, the probability of success using option-based metrics, and the appropriateness of risk taken by the position within the Fund’s limits. For yield-focused ETFs, indices, and assets classes, the Adviser and Sub-Adviser generally will use the defined risk option premium strategy to seek to generate a return that mirrors the dividend of the underlying reference security. For non-yield-focused asset classes (e.g., gold), the Adviser and Sub-Adviser will decide based on their view of the economic and market environments. The Adviser and Sub-Adviser will then choose particular credit spread and/or debit spreads based on their view as to which offers the most advantageous risk/reward characteristics.

The Fund typically writes index put options and call options with weekly, monthly, and quarterly expirations. The Fund will generally have up to ten credit spreads at any given time, with up to 20% exposure to a single ETF or index credit spread (measured at the time of purchase). The Fund’s aggregate options value will generally represent between 1% to 10% of the Fund’s net assets.

The Fund’s assets will also be invested in Treasury Bills, cash and cash equivalents to, among other things, act as collateral for any margin requirements. Due to the nature of the Fund’s options strategy, the Fund’s Treasury Bills, cash and cash equivalent holdings may comprise 90% or more of the Fund’s net assets.

The Fund will limit the use of leverage by ensuring that the aggregate notional value of the underlying ETFs or indexes (as measured by the strike price of the options) of the put options sold will not exceed the Fund’s total net assets.

The Fund is classified as “non-diversified” under the 1940 Act.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in The Fund.”

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Option Contracts. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.

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Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in option contracts which exposes the Fund to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or note. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund and the Fund may be unable to recover its investment from such counterparty, or may obtain a limited and/or delayed recovery.

In addition, the Fund may enter into option contracts with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Strategy Risk. The Fund’s investment strategy is based on the use of vertical transaction spreads that, as noted above, offer defined risk levels. If the Fund’s vertical transaction spreads frequently experience losses, in turn, the Fund would experience losses. In addition, the Fund’s investment strategy may not offer as much potential growth as other ETFs. By design, the Fund’s investment strategy has a lower risk profile than certain other ETFs (e.g., equity ETFs), which in turn, limits return protentional vs investing directly in some other ETFs.

Equity Market Risk. By virtue of the Fund’s investments in option contracts equity ETFs and equity indices, the Fund is exposed to common stocks indirectly which subjects the Fund to equity market risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. Although U.S. Treasuries are backed by the U.S. government, those government policies may change both in terms of the payment of interest and in the payment of principal. Furthermore, while holding a treasury until maturity can guarantee principal, selling a treasury prior to maturity or buying a treasury subsequent to issue date may put principal at risk.

Hedging Transactions Risk. Hedging transactions involve risks different than those of underlying investments. In particular, the variable degree of correlation between price movements of hedging transactions and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of the Fund’s positions, opportunities for gain may be limited or that there may be losses on both parts of a transaction. Whether the Fund hedges successfully will depend on the Sub- Advisor’s ability to predict pertinent market movements and the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. There can be no assurance that any hedging transactions the Fund engages in will be successful. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging involves its own costs.

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The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

ETF Risks.

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Cash Redemption Risk. An ETF’s investment strategy may require it to redeem its shares for cash or to otherwise include cash as part of its redemption proceeds. For example, an ETF may not be able to redeem in-kind certain securities held by the ETF (e.g., derivative instruments). In such a case, the ETF may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the ETF to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the ETF may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes.

●	Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

●	Trading. Although Shares are listed for trading on a national securities exchange, such as the NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

Illiquid Investments Risk. The Fund may, at times, hold illiquid investments, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund.

Interest Rate Risk. The value of the Fund’s investments in fixed income Treasury securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of Treasury securities owned by the Fund. On the other hand, if rates fall, the value of Treasury securities generally increases. Due to the current inflationary period and rising interest rates, the value of the Fund’s Treasury securities may decline in value. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund.

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Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The bar chart shows the annual returns for the Fund year over year. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.nicholasx.com/FIAX.

Calendar Year Ended December 31,

5%
4%
3%
2%
1%
0%
3.66%
3.85%
2.93%
2023
2024
2025

During  the period of time shown in the bar chart, the Fund’s highest quarterly return was 3.23% for the quarter ended September 30, 2024 and the lowest quarterly return was -0.78% for the quarter ended December 31, 2024.

Average Annual Total Returns

For the Periods Ended December 31, 2025

	1 Year	Since Inception November 29, 2022
Return Before Taxes	2.93%	3.27%
Return After Taxes on Distributions	2.28%	1.74%
Return After Taxes on Distributions and Sale of Fund Shares	1.73%	1.87%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)(1)	7.30%	4.58%

(1)	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate bond market. This includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and collateralized mortgage-backed securities.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investors tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred or other tax-advantaged arrangements such as an individual retirement account (“IRA”). In certain cases, the figures representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Investment Adviser

Tidal Investments LLC serves as investment adviser to the Fund.

Investment Sub-Adviser

Nicholas Wealth, LLC serves as an investment sub-adviser to the Fund.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

David Nicholas, Founder and President of Nicholas Wealth, has been a portfolio manager of the Fund since its inception in 2022.

Jay Pestrichelli, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2022.

Scott Snyder, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since February of 2026.

Quinn Berry, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since February of 2026.

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Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.nicholasx.com/FIAX.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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